NUVEEN REAL ASSET INCOME FUND

SUPPLEMENT DATED OCTOBER 1, 2021

TO THE SUMMARY PROSPECTUS DATED APRIL 30, 2021

Benjamin T. Kerl, Managing Director, has been named a portfolio manager of Nuveen Real Asset Income Fund. Jay L. Rosenberg, Brenda A. Langenfeld, Tryg T. Sarsland and Jean C. Lin will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-RAIS-1021P